UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

General Finance Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)

(626) 584-9722

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GFN	NASDAQ Global Market

9.00% Series C Cumulative Redeemable Perpetual Preferred Stock (Liquidation Preference $100 per share)	GFNCP	NASDAQ Global Market

8.125% Senior Notes due 2021	GFNSL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTES

Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”) and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement dated October 21, 2020 among D.A. Davidson & Co., B. Riley Securities, Inc. and Janney Montgomery Scott LLC, as representatives of the several underwriters, and General Finance Corporation (filed as Exhibit 10.1 to GFN's Current Report on Form 8-K filed October 22, 2022 and incorporated by reference herein)

4.1	Third Supplemental Indenture dated October 27, 2020 by and among GFN, Wells Fargo Bank National Association, as trustee, and The Bank of New York Mellon Trust Company, N.A.

4.2	Form of 7.875% Senior Note due 2025 (included as Exhibit A to Exhibit 4.1 above)

5.1	Legal Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 above)

99.1	Press Release of GFN dated October 27, 2020

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Item 1.01	Entry Into a Material Definitive Agreement

On October 27, 2020, General Finance Corporation (“GFN”) completed its previously announced $60 million public offering (the “Offering”) of 7.875% Senior Notes due 2025 (the “Notes”). The Notes were sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-227399) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), and a related prospectus and prospectus supplement filed with the SEC. The Notes were issued pursuant to the Third Supplemental Indenture dated October 27, 2020 (the “Third Supplemental Indenture”) by and among GFN, Wells Fargo Bank National Association, as trustee (the “Original Trustee”) and The Bank of New York Mellon Trust Company, N.A. (the “Series Trustee”), including the form of Note attached as Exhibit A to the Third Supplemental Indenture (the “Form of Note”).

The Third Supplemental Indenture supplements the Indenture entered into by and between GFN and the Original Trustee dated June 18, 2014 (the “Base Indenture”), the First Supplemental Indenture dated June 18, 2014 (the “First Supplemental Indenture”) between GFN and Original Trustee and the Second Supplemental Indenture dated October 31, 2018 between GFN and Original Trustee (the “Second Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”).

The Notes bear interest at the rate of 7.875% per annum based upon a 360-day year. Interest on the Notes is payable quarterly in arrears on January 31, April 30, July 31 and October 31, commencing on January 31, 2021. The Notes will mature on October 31, 2025.

GFN may, at its option,at any time prior to October 31, 2022 redeem the Notes in whole or in part at a redemption price equal 100% of the principal amount of the Notes being redeemed plus “make-whole premium” described in Indenture, plus accrued and unpaid interest to, but not including, the date of redemption.

GFN may, at its option, at any time on or after October 31, 2022, redeem the Notes in whole or in part at a redemption price equal to 104.5% from October 31, 2022 until October 31, 2023, 102.25% from October 31, 2023 until October 31, 2024 and 100% after October 31, 2024, plus in each case accrued and unpaid interest to the date of redemption.

In addition, GFN may, at its option, at any time prior to October 31, 2022, redeem up to 35% of the outstanding principal amount of Notes with the net cash proceeds from certain equity offerings at a redemption price equal to 107.875% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to the date of redemption.

Upon the occurrence of certain events constituting a change of control (as defined in the Indenture), GFN will be required to make an offer to repurchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Notes will be GFN's general unsecured and unsubordinated obligations and will rank equally in right of payment with all of its other existing and future unsecured and unsubordinated obligations. None of GFN's subsidiaries are guaranteeing the Notes. Accordingly, the Notes will be effectively junior in right of payment to (i) all of GFN's secured debt to the extent of the value of the assets securing such debt and (ii) all indebtedness and other liabilities, including trade payables, of GFN's subsidiaries.

The Indenture includes covenants which, among other things, limit the ability of GFN and its restricted subsidiaries to: (i) incur additional debt or issue preferred stock, (ii) pay dividends or distributions on GFN's capital stock or repurchase GFN's capital stock, (iii) make certain investments, (iv) create liens on GFN's assets to secure debt, (v) enter into transactions with affiliates, (vi) sell or dispose of assets and (vii) merge, consolidate or sell or all or substantially all of the assets of GFN and its subsidiaries. These covenants are subject to a number of important limitations and exceptions as set forth in the Indenture.

The Indenture includes customary events of default, including, among other things, payment defaults, covenant defaults, payment defaults and accelerations under other indebtedness, judgment defaults and bankruptcy, insolvency or reorganization affecting GFN or its subsidiaries.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, including the form of Note. Copies of the Third Supplemental Indenture and the form of Note are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, which are incorporated by reference herein and in the Registration Statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events

On October 27, 2020 GFN announced the closing of its $60 million Notes Offering.. GFN received net proceeds after underwriting discounts, commissions, structuring fee and estimated offering expenses, of approximately $57.2 million. GFN will use the net proceeds from the Offering to redeem approximately $57.2 million of GFN’s outstanding Senior Notes due 2021. A copy of the press release of GFN dated October 27, 2020 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

GFN is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Underwriting Agreement (filed as Exhibit No. 10.1 to GFN's Current Report on Form 8-K filed October 22, 2020), (ii) the Third Supplemental Indenture (Exhibit No. 4.1 to this Current Report), (iii) the form of global note evidencing the Notes (Exhibit No. 4.2 to this Current Report) and (v) a copy of the opinion of Morrison & Foerster LLP, counsel to GFN, relating to the legality of the validity of the Notes and their related consent, (filed as Exhibit 5.1 and 23.1, respectively, to this Current Report on Form 8-K).

Item 9.01	Financial Statements and Exhibits

Exhibit	Exhibit Description

1.1	Underwriting Agreement dated October 21, 2020 among D.A. Davidson & Co., B. Riley Securities, Inc. and Janney Montgomery Scott LLC, as representatives of the several underwriters, and General Finance Corporation (filed as Exhibit 10.1 to GFN's Current Report on Form 8-K filed October 22, 2022 and incorporated by reference herein)

4.1	Third Supplemental Indenture dated October 27, 2020 by and among GFN, Wells Fargo Bank National Association, as trustee, and The Bank of New York Mellon Trust Company, N.A.

4.2	Form of 7.875% Senior Note due 2025 (included as Exhibit A to Exhibit 4.1 above)

5.1	Legal Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 above)

99.1	Press Release of GFN dated October 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION

Dated: October 27, 2020	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement dated October 21, 2020 among D.A. Davidson & Co., B. Riley Securities, Inc. and Janney Montgomery Scott LLC, as representatives of the several underwriters, and General Finance Corporation (filed as Exhibit 10.1 to GFN's Current Report on Form 8-K filed October 22, 2022 and incorporated by reference herein)

4.1	Third Supplemental Indenture dated October 27, 2020 by and among GFN, Wells Fargo Bank National Association, as trustee, and The Bank of New York Mellon Trust Company, N.A.

4.2	Form of 7.875% Senior Note due 2025 (included as Exhibit A to Exhibit 4.1 above)

5.1	Legal Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 above)

99.1	Press Release of GFN dated October 27, 2020

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